Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder S&P 500 Index Fund, a series of Scudder Investment Trust, on Form N-CSR of the Scudder S&P 500 Index Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 23, 2004                                  /s/Julian Sluyters
                                                 Julian Sluyters
                                                 Chief Executive Officer
                                                 Scudder S&P 500 Index Fund, a
                                                 series of Scudder Investment
                                                 Trust

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group




Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder S&P 500 Index Fund, a series of Scudder Investment Trust, on Form N-CSR of the Scudder S&P 500 Index Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 23, 2004                                    /s/Charles A. Rizzo
                                                   Charles A. Rizzo
                                                   Chief Financial Officer
                                                   Scudder S&P 500 Index Fund, a
                                                   series of Scudder Investment
                                                   Trust